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                                                                    EXHIBIT 99.2
                                   SIGNATURES



                                      UNITED NATIONAL GROUP, LTD.

                                      By:  /s/ Kevin L. Tate
                                      ----------------------------------------
                                      Name:    Kevin L. Tate
                                      Title:   Chief Financial Officer

                                      WIND RIVER INSURANCE COMPANY
                                     (BARBADOS), LTD.

                                      By:  /s/ Kevin L. Tate
                                      ----------------------------------------
                                      Name:    Kevin L. Tate
                                      Title:   Chief Financial Officer

                                      U.N. HOLDINGS II, INC.

                                      By:  /s/ Kevin L. Tate
                                      ----------------------------------------
                                      Name:    Kevin L. Tate
                                      Title:   Chief Financial Officer

                                      U.N. HOLDINGS INC.

                                      By:  /s/ Kevin L. Tate
                                      ----------------------------------------
                                      Name:    Kevin L. Tate
                                      Title:   Chief Financial Officer

                                      WIND RIVER INVESTMENT CORPORATION

                                      By:  /s/ Kevin L. Tate
                                      ----------------------------------------
                                      Name:    Kevin L. Tate
                                      Title:   Chief Financial Officer

                                      AMERICAN INSURANCE SERVICE, INC.

                                      By:  /s/ Kevin L. Tate
                                      ----------------------------------------
                                      Name:    Kevin L. Tate
                                      Title:   Chief Financial Officer

                                      UNITED NATIONAL INSURANCE COMPANY

                                      By:  /s/ Kevin L. Tate
                                      ----------------------------------------
                                      Name:    Kevin L. Tate
                                      Title:   Chief Financial Officer

                                      FOX PAINE INTERNATIONAL GP, LTD.

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      FOX PAINE CAPITAL
                                      INTERNATIONAL GP, L.P.

                                      By: Fox Paine International GP, Ltd.,
                                          its General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      FOX PAINE CAPITAL FUND II
                                      INTERNATIONAL, L.P.

                                      By: Fox Paine Capital International
                                      GP, L.P.,
                                      its General Partner
                                      By: Fox Paine International GP, Ltd.,
                                      its General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      FOX PAINE CAPITAL CO-INVESTORS
                                      INTERNATIONAL GP, LTD.

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      U.N. HOLDINGS (CAYMAN), LTD.

                                      By:  /s/ Troy Thacker
                                      ----------------------------------------
                                      Name:    Troy Thacker
                                      Title:   Director

                                      U.N. CO-INVESTMENT FUND I
                                      (CAYMAN), L.P.

                                      By: Fox Paine Capital Co-Investors
                                      International GP, Ltd., its
                                      General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      U.N. CO-INVESTMENT FUND II
                                      (CAYMAN), L.P.

                                      By: Fox Paine Capital Co-Investors
                                      International GP, Ltd., its
                                      General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      U.N. CO-INVESTMENT FUND III
                                      (CAYMAN), L.P.

                                      By: Fox Paine Capital Co-Investors
                                      International GP, Ltd., its
                                      General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      U.N. CO-INVESTMENT FUND IV
                                      (CAYMAN), L.P.

                                      By: Fox Paine Capital Co-Investors
                                      International GP, Ltd., its
                                      General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      U.N. CO-INVESTMENT FUND V
                                      (CAYMAN), L.P.

                                      By: Fox Paine Capital Co-Investors
                                      International GP, Ltd., its
                                      General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      U.N. CO-INVESTMENT FUND VI
                                      (CAYMAN), L.P.

                                      By: Fox Paine Capital Co-Investors
                                      International GP, Ltd., its
                                      General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      U.N. CO-INVESTMENT FUND VII
                                      (CAYMAN), L.P.

                                      By: Fox Paine Capital Co-Investors
                                      International GP, Ltd., its
                                      General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      U.N. CO-INVESTMENT FUND VIII
                                      (CAYMAN), L.P.

                                      By: Fox Paine Capital Co-Investors
                                      International GP, Ltd., its
                                      General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      U.N. CO-INVESTMENT FUND IX
                                      (CAYMAN), L.P.

                                      By: Fox Paine Capital Co-Investors
                                      International GP, Ltd., its
                                      General Partner

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   Director

                                      FOX PAINE & COMPANY, LLC

                                      By:  /s/ W. Dexter Paine, III
                                      ----------------------------------------
                                      Name:    W. Dexter Paine, III
                                      Title:   President


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